"CONFIDENTIAL TREATMENT REQUESTED. Confidential portions of this document were redacted and filed separately with the Commission."

                           MEMORANDUM OF UNDERSTANDING
                             Dated: January 13, 1997

GENERAL:
This memorandum of understanding defines a business relationship in which Unisys Payment Systems Division (PSD) and In Store Media Systems Inc. (ISMSI) will each participate in the development of software/middleware, hardware, manufacturing, installation and operation and support of Coupon Exchange Center (CEC) systems worldwide. This proposal, if acceptable, will be replaced by a formal, written business agreement.

This proposal is based upon what ISMSI believes to be reasonable assumptions and once the CEC's are in place. gives PSD an opportunity to realize an ongoing and potentially large revenue stream for PSD's efforts.

ISMSI and PSD, for participation in the relationship, will each receive revenues as described in this document. ISMSI, for its participation, will receive all revenues whatsoever generated through this business venture less the fees and royalties due Unisys as described in Exhibit A.

The respective parties bring the following strengths to the business relationship:

          UNISYS                                     ISMSI
Kiosk middleware development expertise               Patent protection on CEC system
Kiosk Hardware development expertise                 Marketing staff to effectively market the CEC's
Kiosk Manufacturing expertise                        Marketing knowledge and expertise in couponing
Hardware regulatory compliance expertise                 and other related fields
Networking expertise                                 Marketing staff to properly promote. market and
Database Design and Implementation expertise             sell coupons and related advertising media
Global support infrastructure                            media through the CEC's.
Unisys name recognition                              Day to day general servicing of the CEC's
Windows NT Expertise                                 Point of sale system interface expertise
Transaction Processing expertise                     Coupon reader technology
                                                     Coupon shredder technology
                                                     CEC design
                                                     Manufacturing capacity

MARKETING RIGHTS:
Product(s) designed by Unisys solely for ISMSI specifications would only be used by ISMSI unless agreed by ISMSI.

DEVELOPMENT RIGHTS:
PSD is the sole provider of the middleware product to ISMSI unless agreed otherwise by PSD.

INITIAL MIDDLEWARE PRODUCT:
Phase 1 of this business relationship will be the development of an initial working product, Beta Test, and installation of the initial 25 CEC's to verify proof of concept. Subsequent phases are to be defined.

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

Unisys agrees to provide, at cost, resources and expertise to complete its portion of the Phase 1 deliverable(s) at defined in Exhibit B. A rough estimate of the costs for the initial working product and 2-4 Beta Test sites in the US are estimated at [*...*], with any over-run capped at 10%. This preliminary estimate will be finalized at the sign-off of the requirements definition, which is expected to be received by Unisys in mid January. It is further agreed that over-runs above 10% may be negotiated depending on circumstance.

ISMSI agrees to provide resources and expertise to complete its portion of the Phase 1 deliverable(s) as defined in Exhibit B. In addition. ISMSI will provide monthly the funds to cover PSD cost for the Phase 1 deliverables as defined in Exhibit B.

MIDDLEWARE SOFTWARE SUPPORT:

PSD agrees to provide the local field geography teams hot line, bug fixes, patches, and assistance required to support the Middleware product developed by PSD. In addition. PSD will provide minor middleware enhancements to keep the product current. PSD will fund the aforementioned support and enhancements via royalty revenues paid to PSD by ISMSI. This effort will be capped at 12% of such revenues.

FUTURE MIDDLEWARE PRODUCT:

New standard middleware products, non-standard middleware products, or custom middleware products will be developed and funded based on a mutually agreed business case.

INITIAL HARDWARE PRODUCT:

PSD will provide ISMSI a proposal/hardware specification regarding the utilization of Unisys hardware technology within the CEC's/Kiosks by February 1, 1997, for consideration of both parties to be integrated into the solution.

FIELD MAINTENANCE SUPPORT:

Unisys will provide ISMSI a proposal regarding field hardware maintenance of the CEC/Kiosk at the request of ISMSI.

DEFAULT:
If either party should be in default with respect to the business plans and/or deliverables, and the other party elects to dissolve this business relationship. the other party will so notify, in writing, the party in default. The defaulting party shall have 60 days to cure such default or provide a mutually acceptable plan to cure.

TERMINATION FOR DEFAULT:

In the event the default(s) is not cured, or a mutually acceptable plan to cure is not received within the specified time, then the non-defaulting party shall have the right to terminate this agreement. In the event of [*...*] provided that a [*...*] in good faith.

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

TERM OF AGREEMENT:
The initial term of this agreement is for a period of 5 years. This agreement will automatically be extended for an additional 12 months at the end of the initial term, and annually thereafter unless terminated in writing by either party 90 days prior to expiration date.

DEFINITIONS:
In$taCa$h Coupon: Any coupon distributed throughout the system that gives the shopper an "on the spot" rebate.

Free Standing Insert Coupon: Any non-In$taCa$h Coupon.

Electronic Coupon: Any "paperless" coupon distributed throughout the system.

Redeemed Coupon: Any In$taCa$h Coupon, Free Standing Insert Coupon or Electronic Coupon read, shredded, or processed by the system and billed to the Manufacturer.

Customer Service Station: A workstation to be utilized by the consumer, having a minimum configuration of a PC, display, card reader, scanner/shredder, printer, and necessary software/middleware.

CEC: A Kiosk containing 1-3 Customer Service Stations, any necessary peripherals for the integrated solution, including the point of sale coupon shredder and check writers, Kiosk server, networking and software/middleware.

POD: A geographic marketing area containing a host computer linking 1-25 Kiosks.

EXPRESSION OF INTENT:

This document is only an expression of the general terms which might form the basis for a definitive agreement to be entered into between the parties. This document should, in no way, be construed as a binding agreement between the parties. If a definitive agreement incorporating the terms of this document is not completed. for whatever reason, neither party shall have any liability to the other. The exception to this being purchase orders provided between the companies to cover the development costs while the final agreement is being finalized.

The target date for a signed contract is February 15, 1997.

AGREED:


/s/ Michael R. Thomas                            /s/ Everett Schulze, Jr.
-------------------------                        ---------------------------
Michael R. Thomas       1/15/97                  Everett Schulze, Jr.
V.P. and General Manager                         President/CEO
Payment Systems Division                         In Store Media Systems, Inc.
Unisys Corporation

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                   EXHIBIT A
                                   ---------
                           Royalty and Fee Structure

Number of Kiosks                    1-250      251-720    751-2000    2001 & Up
----------------                    -----      -------    --------    ---------
Annual License Fee per Kiosk
With Kiosks Having:                [*...*]     [*...*]    [*...*]      [*...*]

One Customer Service Station       [*...*]     [*...*]    [*...*]      [*...*]

Two Customer Service Stations      [*...*]     [*...*]    [*...*]      [*...*]

Three Customer Service Stations    [*...*]     [*...*]    [*...*]      [*...*]

Royalty: Per Redeemed In$taCa$h
     Coupon                        [*...*]     [*...*]    [*...*]      [*...*]

Royalty: per Redeemed Free Standing
     Insert Coupon                 [*...*]     [*...*]    [*...*]      [*...*]

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

     Based on Unisys's understanding of the proposed CEC system, the following is the proposed preliminary division of responsibility. This is dependent on an agreed requirements definition and a final division of responsibility.

                              PHASE 1 DELIVERABLES

DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------
AREA                          UNISYS (INCLUDED IN PRELIMINARY QUOTE)                                               ISMSI
------------------------------------------------------------------------------------------------------------------------
POD               All database control excluding reports and user interface          Database reports and user interface

Kiosk Host        All software excluding Point of Sale monitor                       Point of Sale monitor
                                                                                     All hardware development
                                                                                     Regulatory Compliance

Checkout line     All software in Kiosk Host controlling the checkout line           All hardware development
                  Maintenance routines                                               Regulatory Compliance

Customer          Kiosk hardware drivers (Active X)                                  Customer Station display program
Station           Maintenance program                                                All hardware development
                                                                                     Regulatory Compliance

Process           All software and specifications under source safe revision         ISMSI software delivered to Unisys


BETA TEST - (2-4 BETA TEST SITES EACH WITH A CEC KIOSK HOST AND 3 OR MORE CUSTOMER
STATIONS)

     UNISYS (2 INCLUDED IN PRELIMINARY QUOTE)                         ISMSI
--------------------------------------------------------------------------------------------
Install Software at site                               Site Preparation

Install POD software                                   Install ISMSI software
                                                       Install hardware at site

Support software on site.                              Support software and hardware on site
                                                       Train store personnel
                                                       Early customer documentation


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"


ROLLOUT OF 25 LOCATIONS
-------------------------------------------------------------------------------------------------------------------------
     UNISYS (NOT INCLUDED IN PRELIMINARY QUOTE)                       ISMSI
-------------------------------------------------------------------------------------------------------------------------
Remote support of 23 more sites - travel if required             Site Preparation of 23 more sites

Customer/Support Field Manual Documentation                      Install 23 more sites providing remove HW & SW Support -
                                                                 Travel if required
                                                                 Customer/Support training
                                                                 User documentation


ON-GOING SUPPORT
-------------------------------------------------------------------------------------------------------------------------
     UNISYS (NOT INCLUDED IN PRELIMINARY QUOTE)                       ISMSI
-------------------------------------------------------------------------------------------------------------------------
Second Level Phone support                                       Installations - hardware and software
Software Support for all software developed by Unisys            Software Support for all software developed by ISMSI
                                                                 Software distribution update installations
                                                                 On-site routine maintenance
                                                                 First Level phone maintenance
"Minor" enhancements within support allocation                   On-site repair/swap out and spares inventory
"Major" enhancements quoted as requested                         POD staff training
Depot Maintenance of ISMSI hardware
Fly and Fix                                                      Hardware support
                                                                 Depot hardware repair center training


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

The following is a preliminary set of Milestone interdependencies required to support Unisys development activities in concert with the aboe defined responsibilities:

                               PHASE 1 MILESTONES

WHO       WHAT                                                                                                WHEN
----------------------------------------------------------------------------------------------------------------------------
ISMSI     ISMSI provides final phase 1 requirements definition (functional specification revision 2?)         [*...*]
UNISYS    Unisys to evaluate final requirements and verify schedules and finalize quotation                   [*...*]
JOINT     Rex Fowler to visit Plymouth for creation of POD SQL database schema and review of                  [*...*]
          functional specification and architecture.
UNISYS    Unisys provides specifications for key software interfaces                                          [*...*]
ISMSI     The following [*...*] provided to Unisys                                                            [*...*]
          [*...*]
          [*...*]
          [*...*]
          (Note: the above can be [*...*])
UNISYS    Unisys provides [*...*] to ISMSI [*...*]                                                            [*...*]
UNISYS    Unisys provides [*...*]                                                                             [*...*]
UNISYS    Unisys provides [*...*] ISMSI [*...*]                                                               [*...*]
JOINT     Phase 1 Development complete, integration with ISMSI components                                     [*...*]
JOINT     Beta Test                                                                                           [*...*]



[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

Based on Unisys's understanding of the proposed CEC system, the following is the proposed preliminary division of responsibility. this is dependent on an agreed hardware specification and a final decision of responsibility expected to be approved by 3/31/97.

                              PHASE 1 DELIVERABLES

DEVELOPMENT
     AREA                UNISYS (INCLUDED IN PRELIMINARY QUOTE)       ISMSI                                [*...*]
---------------------------------------------------------------------------------------------------------------------------------
---
Customer Station         Customer Station Hardware Design.       Shredder/scanner hardware
                         Manufacture and Certifications          design and manufacture

CEC                                                                                                 Packaging design and
manufacture
                                                                                                    Integration and final test of
                                                                                                    the Customer Stations and
                                                                                                    Scanner/shredder.

CS / CW                                                          Hardware design                    Packaging design,
integration,
                                                                                                    and manufacture.

BETA TEST - (2-4 BETA TEST SITES EACH WITH A CEC KIOSK HOST AND 3 OR MORE CUSTOMER STATIONS)
------------------------------------------------------------------------------------------------------------------------------------
 UNISYS (4 INCLUDED IN PRELIMINARY QUOTE)                ISMSI                                            [*...*]
                                                  Site preparation
Support install Customer Stations at site         Install hardware at site and wire store      Support install of CEC and CS/CW's
                                                                                               at site

Support Customer Station hardware on site         Support software and hardware on site        Support CEC and CS/CW hardware
                                                  Train store personnel                        on site
                                                  Early customer documentation


ROLLOUT OF 25 LOCATIONS
------------------------------------------------------------------------------------------------------------------------------------
 UNISYS (NOT INCLUDED IN PRELIMINARY QUOTE)              ISMSI                                            [*...*]
------------------------------------------------------------------------------------------------------------------------------------
Manufacture and deliver to [*...*] 25 3X                                                       Manufacture and deliver to ISMSI
25
Customer stations for integration. Deliver                                                     complete CEC and CS/CW
spare parts.                                                                                   configurations.

Remote support of 23 more sites - travel if       Site preparation of 23 more sites            Remote support of 23 more sites -
required                                                                                       travel if required

Customer/Support Field Manual Documentation       Install 23 more sites providing remote       Customer/Support Field Manual
                                                  HW & SW Support - Travel if required         Documentation
                                                  Customer/Support training
                                                  User documentation



[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

The following is a preliminary set of Milestone interdependencies required to support Unisys development activities in concert with the above defined responsibilities.

                               PHASE 1 MILESTONES

WHO                                WHAT                                              WHEN
-----------------------------------------------------------------------------------------------
JOINT          DESIGN REVIEW AT [*...*]                                         [*...*]

ISMSI          COMPONENT HARDWARE FOR SOFTWARE DEVELOPMENT                      [*...*]

JOINT          DESIGN REVIEW AT PLYMOUTH                                        [*...*]

ISMSI          APPROVE HARDWARE MOU                                             [*...*]

[*...*]        [*...*] STARTS TOP + BOTTOM ROUGH DRAWINGS                       [*...*]

UNISYS         LOWER SECTION FIRST FRAMES MADE                                  [*...*]

UNISYS         PROTOTYPE FRAME TO [*...*]                                       [*...*]

ISMSI          HARDWARE SPECIFICATION APPROVED                                  [*...*]

[*...*]        START TOOLING, AND UPPER SECTION DETAILED DRAWINGS               [*...*]

UNISYS         FIRM DESIGN FOR [*...*]                                          [*...*]

UNISYS         FRONTAL FIT COMPONENTS DESIGNED                                  [*...*]

[*...*]        UPPER SECTION SKELETON                                           [*...*]

JOINT          BEGIN INTEGRATION AT [*...*]                                     [*...*]

[*...*]        ENCLOSED UNITS (2) AT PLYMOUTH FOR CERTIFICATION                 [*...*]

UNISYS         CERTIFICATION TESTING COMPLETE                                   [*...*]

JOINT          FIRST 7 UNITS BUILT                                              [*...*]

JOINT          START BETA TEST                                                  [*...*]


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"


ON-GOING SUPPORT
------------------------------------------------------------------------------------------------------------------------------------
 UNISYS (NOT INCLUDED IN PRELIMINARY QUOTE)              ISMSI                                       [*...*]
------------------------------------------------------------------------------------------------------------------------------------
Second Level Phone Support                        Installations - hardware and software        Second Level Phone Support



                                                  On-site repair/swap out and spares inventory

Enhancements quoted as requested                  POD staff training                           Enhancements quoted as requested

Depot Maintenance of ISMSI hardware                                                            Depot Maintenance of ISMSI
hardware

Fly and Fix                                       Hardware support                             Fly and Fix
                                                  Depot hardwae repair center training


[*...*] Confidential material redacted and filed separately with the Commission.